Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 489.92
Total Fee Amount	489.92
Total Transaction Valuation	3,200,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00